EXHIBIT 24.1

                                POWER OF ATTORNEY


         The undersigned constitutes and appoints Jerry W. Davis or Anthony V. Weight, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Computer Management Sciences, Inc. Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  March 27, 1997                                        /s/Larry A. Longhi
                                                              ------------------
                                                              Larry A. Longhi

                                POWER OF ATTORNEY


         The undersigned constitutes and appoints Jerry W. Davis or Anthony V. Weight, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Computer Management Sciences, Inc. Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  March 27, 1997                                     /s/David C. Minardi
                                                           -------------------
                                                           David C. Minardi

                                POWER OF ATTORNEY


         The undersigned constitutes and appoints Jerry W. Davis or Anthony V. Weight, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Computer Management Sciences, Inc. Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  March 27, 1997                               /s/Edward W. Fishback, Jr.
                                                     Edward W. Fishback, Jr.

                                POWER OF ATTORNEY


         The undersigned constitutes and appoints Jerry W. Davis or Anthony V. Weight, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Computer Management Sciences, Inc. Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  March 27, 1997                                        /s/Perry E. Esping
                                                              ------------------
                                                              Perry E. Esping

                                POWER OF ATTORNEY


         The undersigned constitutes and appoints Jerry W. Davis or Anthony V. Weight, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Computer Management Sciences, Inc. Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  March 27, 1997                              /s/Harry C. Stonecipher
                                                    -----------------------
                                                    Harry C. Stonecipher

                                POWER OF ATTORNEY


         The undersigned constitutes and appoints Jerry W. Davis as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Computer Management Sciences, Inc. Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  March 27, 1997                                   /s/Anthony V. Weight
                                                         --------------------
                                                         Anthony V. Weight

                                POWER OF ATTORNEY


         The undersigned constitutes and appoints Anthony V. Weight as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Computer Management Sciences, Inc. Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  March 27, 1997                                        /s/Jerry W. Davis
                                                              -----------------
                                                              Jerry W. Davis
































JAX1-213154.5